                                                                Exhibit 10.49


                 LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT



                                    BETWEEN



                                KLEARFOLD, INC.



                                      AND



                               MELLON BANK, N.A.



                                  DATED AS OF


                                AUGUST 1, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                                     PAGE
                                                                                     ----
RECITALS...........................................................................    1
ARTICLE 1 - DEFINITIONS............................................................    2

     Section 1.1. Definitions......................................................    2
     Section 1.2. Rules of Construction; Time of Day...............................    4

ARTICLE 2- LETTER OF CREDIT AND REIMBURSEMENT......................................    4

     Section 2.1. Issuance of Letter of Credit.....................................    4
     Section 2.2. Reimbursement and Other Payments.................................    4
                    (a)  Reimbursement Payments....................................    4
                    (b)  Issuance and Other Fees...................................    5
                    (c)  Opening Fee...............................................    5
                    (d)  Commitment Fees...........................................    5
                    (e)  Transaction and Transfer Charges and Expenses.............    5
     Section 2.3. Transfer; Reduction Reinstatement of Letter of Credit............    6
                    (a)  Transfer..................................................    6
                    (b)  Reduction.................................................    6
                    (c)  Reinstatement.............................................    6
     Section 2.4. Costs, Place for Payments, Etc...................................    6
                    (a)  Loss of Margin............................................    6
                    (b)  General Interest Accrual; Place of Payment................    7
     Section 2.5. Obligations Absolute.............................................    8
     Section 2.6. Indemnification..................................................    8
     Section 2.7. Liability of Mellon..............................................    8

ARTICLE 3 - SECURITY...............................................................    9

     Section 3.1. Security and Subrogation Under Trust Agreement...................    9
     Section 3.2. Pledge of Rights to Certain Funds and Investments................   10
     Section 3.3. Financing Statements.............................................   10
     Section 3.4. Pledged Bonds....................................................   10
                    (a)  Pledge....................................................   10
                    (b)  Pledged Bond Payments.....................................   11
                    (c)  Release of Pledged Bonds..................................   11
                    (d)  Liability of Mellon.......................................   11
                    (e)  Rights and Remedies.......................................   11

                                      i--

     Section 3.5. Cash Collateralization...................................................  11
     Section 3.6. Collateral Under Revolving Credit Loan Agreement.........................  12
     Section 3.7. Currency.................................................................  12

ARTICLE 4 - CONDITIONS PRECEDENT...........................................................  12

     Section 4.1. Conditions Precedent.....................................................  12
                  (a)  Fees................................................................  12
                  (b)  Documentation.......................................................  12
                  (c)  Other Documents.....................................................  13

ARTICLE 5 - REPRESENTATIONS, WARRANTIES AND COVENANTS......................................  13

     Section 5.1. Representations and Warranties of the Company............................  13
                  (a)  Incorporation of Representations and Warranties by Reference........  13
                  (b)  Validity and Binding Nature.........................................  13
                  (c)  Due Authorization...................................................  14
                  (d)  Conflicting Instruments.............................................  14
                  (e)  Authorizations and Consents.........................................  14
                  (f)  Misrepresentation...................................................  14
     Section 5.2. Covenants of the Company.................................................  14
                  (a)  Compliance with Prior Covenants.....................................  14
                  (b)  Amendments to Bond Documents and Other Agreements...................  15
                  (c)  Limitation on Optional or Extraordinary Calls.......................  15
                  (d)  Termination of Revolving Credit Loan Agreement......................  15
                  (e)  Further Assurances..................................................  15

ARTICLE 6 - DEFAULTS AND REMEDIES..........................................................  15
     Section 6.1. Defaults.................................................................  15
     Section 6.2. Remedies.................................................................  16
     Section 6.3. Waivers; Consents........................................................  17
     Section 6.4. No Waiver; Remedies Cumulative...........................................  17
     Section 6.5. Setoff...................................................................  17

ARTICLE 7 - MISCELLANEOUS..................................................................  17

     Section 7.1. Notices; Assignment......................................................  17
     Section 7.2. Survival of Covenants....................................................  18
     Section 7.3. Counterparts.............................................................  18
     Section 7.4. Costs, Expenses and Taxes................................................  18
     Section 7.5. Amendments...............................................................  19
     Section 7.6. Severability; Interest Limitation........................................  19
     Section 7.7. Complete Agreement.......................................................  19

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

     Section 7.8. Consent to Jurisdiction; Venue; Waiver of Jury Trial.....................  19
                  (a)  Jurisdiction........................................................  19
                  (b)  Jury Trial Waiver...................................................  20
                  (c)  Governing Law.......................................................  20
     Section 7.9. Headings.................................................................  20
     Section 7.10. Participation...........................................................  20
     Section 7.11. Successor Bank..........................................................  21

                                     iii--

                 LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

     THIS LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "AGREEMENT"), dated as of the 1st day of August, 1997, between KLEARFOLD, INC., a corporation for profit duly formed and validly existing under the laws of the Commonwealth of Pennsylvania and having its chief executive office at 364 Valley Road, Warrington, Pennsylvania 18976 (the "COMPANY"), and MELLON BANK, N.A., a national banking association having a business office at Plymouth Meeting Executive Campus, 610 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania 19462 ("MELLON").

                                   RECITALS:

     A. Pursuant to that certain Revolving Credit and Term Loan Agreement dated June 7, 1996, as amended (the "REVOLVING CREDIT LOAN AGREEMENT"), BankBoston, N.A. (formerly known as The First National Bank of Boston) ("BOSTON"), National Westminster Bank Plc ("NATWEST") and Mellon (collectively, the "BANKS ") agreed, inter alia, to extend to the Company a revolving credit
                      ----- ----
facility in the maximum principal amount of up to Twelve Million Dollars ($12,000,000.00) (the "REVOLVER").

     B. Pursuant to that certain Trust Indenture between the Bucks County Industrial Development Authority (the "AUTHORITY"), the Company and Mellon, as trustee (Mellon, in its capacity as trustee being referred to in this Agreement as the "TRUSTEE") dated August 1, 1997 (the "TRUST AGREEMENT"), the Authority agreed to issue for the benefit of the Company, the Authority's $4,000,000.00 Variable Rate Demand Revenue Bonds, Series of 1997 (Klearfold, Inc. Project) (the "BONDS").

     C. Pursuant to that certain Loan Agreement between the Authority and the Company dated August 1, 1997 (the "LOAN AGREEMENT"), the Authority agreed to loan the proceeds received from the sale of the Bonds to the Company.

     D. As security for the payment of the principal and purchase price of and interest on the outstanding Bonds, the Company has requested Mellon, and Mellon has agreed, to issue its irrevocable letter of credit (the "LETTER OF CREDIT") in an amount not exceeding $4,064,440 (as reduced and reinstated from time to time in accordance with the provisions hereof and of the Letter of Credit, the "LETTER OF CREDIT AMOUNT") of which (i) $4,000,000.00 (the "PRINCIPAL COMPONENT") shall be in respect of the principal of the Bonds, and (ii) $64,440 (the "INTEREST COMPONENT"), equal to 49 days of interest on the Bonds (assuming a maximum interest rate on the Bonds of 12% per annum computed on the basis of a year of 365/366 days, for the number of days actually elapsed), shall be in respect of interest accrued on the outstanding principal amount of the Bonds.

     E. The Letter of Credit shall be issued for the account of the Company by Mellon under the Revolver pursuant to the terms of the Revolving Credit Loan Agreement. The Letter of

Credit is being issued by Mellon, in its individual name, but each of the Banks will have a risk participation in the Letter of Credit pursuant to the Revolving Credit Loan Agreement, as set forth in the First Amendment to the Revolving Credit and Term Loan Agreement.

     F. The Company and Mellon desire to specify the reimbursement obligations of the Company and the conditions to the issuance of the Letter of Credit.

     NOW, THEREFORE, in consideration of the foregoing and the undertakings hereinafter set forth and intending to be legally bound, the Company and Mellon hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. DEFINITIONS. In this Agreement (except as otherwise expressly
                  -----------
provided for or unless the context otherwise requires), defined terms may be used in the singular or the plural, the use of any gender includes all other genders, and the following terms have the meanings specified in the foregoing recitals:

          Boston                             NatWest
          Authority                          Letter of Credit Amount
          Mellon                             Principal Component
          Bonds                              Company
          Interest Component                 Trust Agreement
          Letter of Credit                   Trustee
          Revolving Credit Loan Agreement    Banks

In addition, terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement or the Revolving Credit Loan Agreement, as applicable. The following terms shall have the meanings specified in this Article, unless the context otherwise requires:

     "BOND DOCUMENTS" means the Bonds, the Trust Agreement, the Loan Agreement, the Remarketing Agreement, the Placement Agreement, and any other agreements or instruments relating thereto.

     "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in Pittsburgh, Pennsylvania, or in any other city where the principal corporate trust office of the Trustee or the office of Mellon is located at which draws under the Letter of Credit are to be presented pursuant to the Letter of Credit, are required or authorized by law (including executive order) to close or on which the principal corporate trust office of the Trustee or the principal office of Mellon is closed for a reason not related to financial condition, or (iii) a day on which the New York Stock Exchange is closed.

     "CLOSING DATE" means August 21, 1997 or such other date agreed to by Mellon and the Company.

     "INTEREST DRAFT" means a "C DRAWING" as such term is defined in the Letter of Credit.

     "MELLON DOCUMENTS" means this Agreement, the Letter of Credit, the Revolving Credit Loan Agreement, and any other document or instrument executed and delivered by the Company and Mellon in connection with the transactions contemplated herein.

     "OUTSTANDING" when applied to the Bonds shall have the meaning ascribed to such term in the Trust Agreement.

     "PLACEMENT AGREEMENT" means the Bond Placement Agreement dated August 1, 1997, between Mellon Bank, N.A. as placement agent, the Authority and the Company, relating to the Bonds.

     "REDEMPTION DRAFT" means a "B DRAWING" as such term is defined in the Letter of Credit.

     "RELATED DOCUMENTS" mean Mellon Documents and the Bond Documents.

     "REMARKETING AGREEMENT" means the Remarketing Agreement dated August 1, 1997, between the Remarketing Agent and the Authority and approved by the Company.

     "REMARKETING AGENT" means the Remarketing Agent appointed and serving pursuant to Section 918 of the Trust Agreement.

     "STATE" means the Commonwealth of Pennsylvania.

     "SUBSIDIARY" means an existing or future corporation, the majority of the outstanding capital stock or voting power, or both, of which is (or upon the exercise of all outstanding warrants, options and other rights would be) owned at the time in question by the Company or by another such corporation or by any combination of the Company and such corporations.

     "TENDER DRAFT" means a "A DRAWING" as such term is defined in the Letter of Credit.

     "UNREMARKETED TENDERED BONDS" means Bonds which (a) have been delivered for purchase pursuant to the provisions of such Bonds and the Trust Agreement and
(b) have not been successfully remarketed by the Remarketing Agent prior to 10:00 a.m. on the required purchase date.

     SECTION 1.2. RULES OF CONSTRUCTION; TIME OF DAY. The words "hereof,"
                  ----------------------------------
"herein", "hereto," "hereby" and "hereunder" refer to this entire Agreement. Unless otherwise indicated, all references to particular Articles or Sections are references to the Articles or Sections of this

Agreement. References to any time of the day in this Agreement shall refer to Eastern standard time or Eastern daylight saving time, as in effect in the State on such day.

                                   ARTICLE 2

                      LETTER OF CREDIT AND REIMBURSEMENT

     SECTION 2.1. ISSUANCE OF LETTER OF CREDIT. Subject to the conditions
                  ----------------------------
precedent set forth in this Agreement, Mellon will issue to the Trustee pursuant to the request of the Company, on the date of execution and delivery of this Agreement, the Letter of Credit in the Letter of Credit Amount and substantially in the form attached hereto as Annex "A". The Interest Component of the Letter
                               ---------
of Credit Amount has been established in accordance with the Trust Agreement, on the basis of 49 days of interest on the Bonds at the rate of twelve percent (12%) per annum and a 365/366 day year. The Letter of Credit shall expire at 5:00 p.m. on August 21, 1998 or, if such day is not a Business Day, on the next succeeding Business Day, unless Mellon, at its option, upon written request of the Company, by one or more amendments delivered to the Trustee, extends the Letter of Credit for one or more years as provided in the first paragraph thereof, in which case the Letter of Credit shall expire as set forth in such amendment(s), it being understood that Mellon shall have no obligation to grant any such extension(s). The Letter of Credit is subject to prior automatic termination as provided therein and in the Trust Agreement. All drawings under the Letter of Credit will be paid with Mellon's own funds.

     SECTION 2.2. REIMBURSEMENT AND OTHER PAYMENTS.
                  --------------------------------

          (A)  REIMBURSEMENT PAYMENTS. The Company hereby agrees to pay to
               ----------------------
Mellon a sum equal to each amount drawn under the Letter of Credit on the same Business Day that such drawing is honored.

     The Company hereby irrevocably authorizes and directs the Banks to fund the reimbursement obligations of the Company under this SECTION 2.2(a) by making
                                                    -------------
Revolving Loans under the Revolving Credit Loan Agreement and paying the proceeds of such Revolving Loans to Mellon. If, for any reason any of the Banks do not fund their pro-rata shares of such Revolving Loans, the Company will make such reimbursement payments to Mellon from its own funds as follows:

               (1) If the draw is an Interest Draft unrelated to a Tender Draft, the Company will reimburse Mellon on the Business Day after the Banks fail to honor their agreement to fund Revolving Loans to pay that reimbursement obligation.

               (2) If the draw is an Interest Draft related to a Tender Draft, the Company will reimburse Mellon for the Interest Draft on or before the first to occur of (i) the first Interest Payment Date following the date on which such drawing is honored, (ii) the date on which the Bonds purchased with the proceeds of such Interest Draft and the related Tender Draft are remarketed by the Remarketing Agent, or (iii) the date on which the Bonds purchased with the proceeds of such Tender Draft are redeemed or otherwise paid in full.

               (3) If the draw is a Tender Draft, the Company will reimburse Mellon for such Tender Draft, on or before the first to occur of (i) the date on which the Bonds purchased with the proceeds of such Tender Draft are remarketed by the Remarketing Agent, or (ii) the date on which Bonds purchased with the proceeds of such Tender Draft are redeemed or otherwise paid in full.

               (4) If the draw is a Redemption Draft, the Company will reimburse Mellon on the Business Day after the Banks fail to honor their agreement to fund Revolving Loans to pay that reimbursement obligation.

          (B)  ISSUANCE AND OTHER FEES. On the date of execution and delivery of
               -----------------------
this Agreement, the Company shall pay to Mellon a Letter of Credit issuance fee of $150.00. In addition, Mellon will charge the following fees in connection with the Letter of Credit: $75.00 for each amendment, if any, to the Letter of Credit, $ 10.00 in each instance that courier service is required, and $20.00 in each instance that Telex service is required.

          (C)  OPENING FEE. On the Closing Date, the Company shall pay to Mellon
               -----------
a nonrefundable Letter of Credit opening fee equal to one-quarter percent (1/4%) of the original Letter of Credit Amount.

          (D)  COMMITMENT FEES. So long as any credit remains available to the
               ---------------
Trustee under the Letter of Credit, the Company shall pay to Mellon, for the pro-rata benefit of the Banks, a Letter of Credit commitment fee computed at the Commitment Fee Rate (as described below) on the average daily Letter of Credit Amount during the preceding quarterly period (or portion thereof in the case of the first such payment and in the case of a termination of the Letter of Credit on a day other than a date on which a quarterly payment is scheduled); provided that, for purposes of computing such average daily Letter of Credit Amount, there shall be added to the Letter of Credit Amount for each day the aggregate amount of any Interest Drafts theretofore honored by Mellon in respect of which Mellon may thereafter be required to reinstate the Letter of Credit pursuant to the terms thereof. Computations of Letter of Credit commitment fees under this Section shall be for the actual number of days in the applicable period, based on a 365-day year. Such fee shall be payable quarterly in arrears on each November21, February 21, May 21 and August 21 with any unpaid balance due in full on the date of termination of the Letter of Credit.

               For purposes of this SECTION 2.2(D) The "Commitment Fee Rate"
                                    --------------
shall be equal to 2.50% per annum from the date hereof through the date on which the Banks receive the next annual or quarterly financial statements required to be delivered pursuant to SECTION 5.1(A) or SECTION 5.1(B) of the Revolving
                         --------------    --------------
Credit Loan Agreement. Thereafter, in the event that the applicable LIBOR Margin (as defined in the Revolving Credit Loan Agreement) is ever reduced or increased in accordance with the provisions of SECTION 2.10(C) of the Revolving Credit
                                     ---------------
Loan Agreement, then
the Commitment Fee Rate will also be reduced or increased in the same percentage amount and on the same effective date.

          (E)  TRANSACTION AND TRANSFER CHARGES AND EXPENSES. The Company shall
               ---------------------------------------------
pay to Mellon a transaction charge of $40.00 for each drawing under the Letter of Credit. Such transaction charge shall be payable upon submission to the Company by Mellon of Mellon's bill therefor. In addition, the Company shall pay to Mellon on demand any and all reasonable charges and expenses which Mellon may pay or incur relative to the Letter of Credit. The Company shall pay to Mellon upon each transfer of the Letter of Credit in accordance with its terms a transfer fee equal to $250.00, together with any and all costs and expenses of Mellon incurred in connection with such transfer.

     SECTION 2.3. TRANSFER; REDUCTION REINSTATEMENT OF LETTER OF CREDIT.
                  -----------------------------------------------------

          (A)  TRANSFER. The Letter of Credit may be transferred in accordance
               --------
with the provisions set forth in the Letter of Credit.

          (B)  REDUCTION. The Letter of Credit Amount and the respective
               ---------
Principal Component and Interest Component thereof shall be automatically reduced as specified in the Letter of Credit. With respect to any reductions of the Letter of Credit Amount pursuant to the terms of the Letter of Credit as a result of Bonds ceasing to be Outstanding, Mellon shall have the right, at its option, at no cost to the Company, to require the Trustee to promptly surrender the outstanding Letter of Credit to Mellon and to accept in substitution therefor a substitute letter of credit in the form of ANNEX "A" attached hereto,
                                                      ---------
dated the date of such substitution, for an amount equal to the Letter of Credit Amount as so reduced, but otherwise having terms identical to the then outstanding Letter of Credit.

          (C)  REINSTATEMENT. In the event of a drawing under the Letter of
               -------------
Credit with an Interest Draft, the Interest Component of the Letter of Credit Amount shall, as provided in the Letter of Credit and subject to the conditions therein set forth, be automatically reinstated by an amount equal to the amount of such drawing. In the event of a drawing under the Letter of Credit with a Tender Draft, the Principal Component and the Interest Component of the Letter of Credit Amount shall be reinstated with respect to such drawing if, as and to the extent that the Letter of Credit provides for such reinstatement and subject to any conditions and limitations to such reinstatement set forth in the Letter of Credit.

     SECTION 2.4. COSTS, PLACE FOR PAYMENTS, ETC.
                  ------------------------------

          (A)  LOSS OF MARGIN. In the event that any future law, rule,
               --------------
regulation, treaty or official directive or the interpretation or application thereof by any central bank, monetary authority or governmental authority, or the compliance with any guideline or request of any central bank, monetary authority or governmental authority (whether or not having the force of law):

               (1) subjects Mellon to any tax with respect to any amounts payable under this Agreement or the other Related Documents by the Company or otherwise with respect to the transactions contemplated under this Agreement or the other Related Documents (except for taxes on the overall net income of Mellon imposed by the United States of America or any political subdivision thereof); or

               (2) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit, capital maintenance, capital adequacy, or similar requirement against assets held by, or deposits in or for the account of, or loans or advances or commitments to make loans or advances by, or letters of credit issued or commitments to issue letters of credit by, including, without limitation, the Letter of Credit; or

               (3) imposes upon Mellon any other condition with respect to advances or extensions of credit or the commitment to make advances or extensions of credit under this Agreement or under the Revolving Credit Loan Agreement, and the result of any of the foregoing is to increase the costs of Mellon, reduce the income receivable by or return on equity of Mellon or impose any expense upon Mellon with respect to any advances or extensions of credit or commitments to make advances or extensions of credit under this Agreement, Mellon shall so notify the Company in writing. The Company agrees to pay Mellon the amount of such increase in cost, reduction in income, reduced return on equity or capital, or additional expense within thirty (30) days after presentation by Mellon of a statement concerning such increase in cost, reduction in income, reduced return on equity or capital, or additional expense. Such statement shall set forth a reasonable explanation of the amount and Mellon's calculation of the amount (in determining such amount Mellon may use any reasonable averaging and attribution methods), which statement shall be conclusively deemed correct absent manifest error. If the amount set forth in such statement is not paid within thirty (30) days after such presentation of such statement, interest will be payable on the unpaid amount at the default rate payable under the Revolving Credit Loan Agreement from the due date until paid, both before and after judgment.

          (B)  GENERAL INTEREST ACCRUAL; PLACE OF PAYMENT. All payments to
               ------------------------------------------
Mellon under this Agreement (including without limitation all payments becoming due under SECTIONS 2.2(A), 2.2(B), 2.2(C), 2.2(D), 2.2(E), 2.6 AND 7.4) shall be
          ------------------------------------------------------------
accompanied by interest thereon, from the date the drawing under the Letter of Credit is honored with respect to payments under SECTION 2.2(A) and from the
                                                 -------------
date such payments become due with respect to all other payments, at the interest then applicable to Base Rate Loans as provided in the Revolving Credit Loan Agreement. If any amount is not paid by the Company when due under this Agreement such amount shall thereafter bear interest at the default rate of interest for Base Rate Loans as set forth in the Revolving Credit Loan Agreement. All payments by the Company to Mellon under this Agreement shall be made in lawful currency of the United States at Mellon's office at Trade Banking Operations, Room 2329, Three Mellon Bank Center, Pittsburgh, PA 15259-0001,
Attention: Standby Letter of Credit Manager or at such other address and to the attention of such other person as Mellon may stipulate by written notice to the Company, or by a wire transfer in immediately available funds from the Company to Mellon in accordance with written wire instructions given to the Company by Mellon; provided that all reimbursement payments under SECTION 2.2(A)
                                                                  --------------
shall be made in immediately available funds.

     SECTION 2.5. OBLIGATIONS ABSOLUTE. The obligations of the Company under
                  --------------------
this Article shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances: (a) any lack of validity or enforceability of the Letter of Credit, the Related Documents or any other agreement or document relating thereto; (b) any amendment or waiver of or any consent to or departure from the Letter of Credit, the Related Documents or any document relating thereto; (c) the existence of any claim, set-off, defense or other right which the Company may have at any time against the Trustee (or any persons or entities for whom the Trustee may be acting), Mellon (other than the defense of payment to Mellon in accordance with the terms of this Agreement) or any other person or entity, whether in connection with this Agreement, the transactions described herein or any unrelated transaction, or (d) any of the circumstances contemplated in clauses (i) through (vii), inclusive, of SECTION 2.7(A); provided that nothing
                                         --------------
in this SECTION 2.5 shall prevent the assertion of any such claim, set-off,
        -----------
defense or other right by separate suit or compulsory counterclaim.

     SECTION 2.6. INDEMNIFICATION. To the extent permitted by applicable law,
                  ---------------
the Company hereby indemnifies and holds harmless Mellon (and its directors, officers, employees and agents) from and against any and all claims, damages, losses, liabilities, costs or expenses, (including reasonable attorneys' fees for counsel of Mellon's choice) whatsoever which Mellon may incur (or which may be claimed against Mellon by any person or entity whatsoever) by reason of or in connection with any (a) breach by the Company of any representation, warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement, or the Related Documents, including all reasonable fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default, and (b) involvement of Mellon in any legal suit, investigation, proceeding, inquiry or action as a consequence, direct or indirect, of Mellon's issuance of the Letter of Credit, its entering into this Agreement or any other event or transaction contemplated by any of the foregoing; provided the Company shall not be required to indemnify Mellon for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of Mellon or (ii) Mellon's wrongful failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit, unless Mellon believes that it is prohibited by law or other legal authority from making such payment. Nothing in this section is intended to limit the Company's reimbursement obligations contained in SECTION 2.2(A). The obligations of the
                                       --------------
Company under this section shall survive the termination of this Agreement.

     SECTION 2.7. LIABILITY OF MELLON.
                  -------------------

          (A) As between the Company and Mellon, the Company assumes all risks of the acts or omissions of the Trustee with respect to the Trustee's use of the Letter of Credit. Neither Mellon nor any of its officers or directors shall be liable or responsible for: (i) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee in connection therewith; (ii) the form, validity, sufficiency, accuracy or genuineness of any documents (including without limitation any documents presented under the Letter of Credit), or of any statement therein or endorsement thereon, even if any such documents, statements or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent, forged, inaccurate or untrue; (iii) any failure by the Trustee to comply fully with conditions required in order to effect a drawing under the Letter of Credit; (iv) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;
(v) errors, omissions, interruptions or delays in transmission or delivery of any messages from the Trustee by mail, cable, telegraph, telex, telephone or otherwise; (vi) any loss or delay in the transmission or otherwise of any document or draft required in order to make a drawing under the Letter of Credit; or (vii) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit; except only that the Company shall have a claim against Mellon, and Mellon shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages, suffered by the Company which were caused by (A) Mellon's willful misconduct or gross negligence or (B) Mellon's wrongful failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft complying with the terms and conditions of the Letter of Credit, unless Mellon is prohibited by law or other legal authority from making such payment and so notifies the Company. In furtherance and not in limitation of the foregoing, Mellon may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; provided that if Mellon shall receive written notification from both the Trustee and the Company that documents conforming to the terms of the Letter of Credit to be presented to Mellon are not to be honored, Mellon agrees that it will not honor such documents. To the extent that Mellon is serving as Trustee, the terms of this subsection (a) shall not limit Mellon's liability for acts or omissions in its capacity as Trustee.

          (B) Except for Mellon's obligations under the Letter of Credit, Mellon shall have no liability to the Company or any other person as a result of any reduction of the credit rating of Mellon or any deterioration in Mellon's financial condition. No reduction of the credit rating of Mellon or any deterioration in Mellon's financial condition shall reduce or in any way diminish the obligations of the Company to Mellon under this Agreement, including without limitation the Company's obligation to pay Letter of Credit fees to Mellon and to reimburse Mellon for any drawing under the Letter of Credit.

                                   ARTICLE 3

                                   SECURITY

     SECTION 3.1. SECURITY AND SUBROGATION UNDER TRUST AGREEMENT. The Company
                  ----------------------------------------------
and Mellon intend that in the event of one or more draws under the Letter of Credit and the application thereof to the payment of Bonds, subject to the provisions of the Trust Agreement, Mellon will be subrogated pro tanto to the
                                                             ---------
rights of the Trustee and the holders of such Bonds in and to all funds (except rebate and bond purchase funds) and security held by the Trustee under the Bond Documents for the payment of the principal of and interest on such Bonds, including without limitation all bond funds, construction funds, revenue funds, debt service funds, and other funds (except rebate and bond purchase funds) and securities and other instruments comprising investments thereof. In addition, Mellon shall have all other subrogation rights available to Mellon at law and in equity, to the extent such rights do not violate any other agreements of the Company.

     SECTION 3.2. PLEDGE OF RIGHTS TO CERTAIN FUNDS AND INVESTMENTS. To secure
                  -------------------------------------------------
the Company's obligations to Mellon under this Agreement and all Obligations under the Revolving Credit Loan Agreement, the Company hereby pledges to Mellon (for itself and as collateral agent for the Banks), and grants to Mellon a security interest in, all of the Company's right, title and interest in and to all funds (except rebate and bond purchase funds) and investments thereof now or hereafter held by the Trustee under the Trust Agreement as security for the payment of the Bonds, including without limitation any and all bond funds, reserve funds, revenue funds, debt service funds, and other funds and securities and other instruments comprising investments thereof and interest and other income derived therefrom held as security for the payment of the Bonds; such pledge, assignment and grant being under and subject only to the rights of the Trustee under the Trust Agreement. The Company covenants and agrees that it will defend Mellon's rights and security interests created by this section against the claims and demands of all persons. In addition to its other rights and remedies under this Agreement and the Bond Documents, Mellon shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State or other applicable law with respect to the security interests created by this Article III. Mellon's rights under this section are in addition to, and not in lieu of, its rights described in SECTION 3.1.
                                    -----------

     SECTION 3.3. FINANCING STATEMENTS. The Company will execute and deliver
                  --------------------
such financing statements and continuation statements under the Uniform Commercial Code of the State or other applicable law as Mellon may specify in order to perfect and maintain perfection of Mellon's security interests under this Agreement, and will pay the costs of filing the same in such public offices as Mellon may designate.

     SECTION 3.4. PLEDGED BONDS.
                  -------------

          (A)  PLEDGE. To secure the Company's obligations to Mellon under this
               ------
Agreement with respect to the Letter of Credit and all Obligations under the Revolving Credit Loan Agreement, the Company hereby pledges and assigns to Mellon (for itself and as collateral agent for the Banks), and grants to Mellon (for itself and as collateral agent for the Banks) a security interest in, all of the right, title and interest of the Company, now owned or hereafter acquired, in and to any and all Unremarketed Tendered Bonds (together with all income therefrom and proceeds thereof) which are purchased pursuant to the Trust Agreement with funds derived in whole or in part from a drawing under the Letter of Credit for which full reimbursement has not been made. Such Unremarketed Tendered Bonds shall be pledged to Mellon, registered in the Company's name and delivered to and held by the Trustee as agent for Mellon under this SECTION 3.4 or, at the option of Mellon by written
                            -----------
notice to the Company and the Trustee, the pledged Unremarketed Tendered Bonds specified in such notice shall be delivered to and held by Mellon; provided that, if the Unremarketed Tendered Bonds are held in uncertificated form pursuant to an agreement with The Depository Trust Company or a successor securities depository, then such pledge to Mellon shall be recorded in the registration books maintained by the Trustee and in the records of ownership maintained by the securities depository and/or the participant through which such Unremarketed Tendered Bonds are held. Unremarketed Tendered Bonds which are so pledged to Mellon are herein referred to as "Pledged Bonds." The Trust Agreement provides that the Trustee will act as agent for Mellon with respect to Pledged Bonds as provided in this Section.

          (B)  PLEDGED BOND PAYMENTS. Any principal of, premium on and interest
               ---------------------
on Pledged Bonds which becomes due and payable shall be paid to Mellon. All sums of money so paid to Mellon in respect of Pledged Bonds shall be credited against the obligation of the Company to reimburse Mellon, with interest, under SECTION
                                                                        -------
2.2(A) for the amount drawn with a Tender Draft to fund the purchase of
------
such Pledged Bonds pursuant to the Trust Agreement.

          (C)  RELEASE OF PLEDGED BONDS. If the Company pays or causes to be
               ------------------------
paid in full the Revolving Loan (or allocable portion thereof) applied to the reimbursement of the amount (or allocable portion thereof) drawn with a Tender Draft to fund the purchase of Pledged Bonds pursuant to the Trust Agreement and provided no Event of Default has occurred and is continuing, Mellon will release from the pledge of this Agreement and will deliver, or cause its agent to deliver, such Pledged Bonds to such Person or Persons as the Company or the Remarketing Agent may direct. Upon receipt by the Trustee from Mellon of confirmation that the Letter of Credit has been reinstated with respect to Pledged Bonds, such Bonds shall be automatically deemed released from the pledge of this Agreement and the Trustee shall be automatically authorized to deliver such Bonds free from the pledge of this Agreement, unless the Trustee has received from Mellon written or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.

          (D)  LIABILITY OF MELLON. Mellon shall not be liable for failure to
               -------------------
collect or realize upon the obligations secured by the Pledged Bonds or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, and Mellon shall not be under any obligation to take any action whatsoever with regard thereto.

          (E)  RIGHTS AND REMEDIES. The Company covenants and agrees that it
               -------------------
will defend Mellon's rights, title and interest in and to the Pledged Bonds and the proceeds thereof against the claims and demands of all Persons. In addition to its other rights and remedies under this

Agreement and the Trust Agreement, Mellon shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this Agreement.

     SECTION 3.5. CASH COLLATERALIZATION. To additionally secure the Company's
                  ----------------------
obligations to Mellon under this Agreement in the event that amounts are still available to be drawn by the Trustee under the Letter of Credit and the right of the Company to receive advances under the Revolving Credit Loan Agreement has been terminated, the Company hereby agrees that it shall collateralize its obligations to Mellon under this Agreement by immediately depositing into an account with Mellon an amount equal to 100% of the Letter of Credit Amount.

     SECTION 3.6. COLLATERAL UNDER REVOLVING CREDIT LOAN AGREEMENT. The Company
                  ------------------------------------------------
acknowledges and agrees that the obligations of the Company under the Mellon Documents are also secured by the Security Documents, the Collateral, the Collateral Assignments and the Guarantees (as such terms are defined in the Revolving Credit Loan Agreement).

     SECTION 3.7. Currency. All payments and collateralization required under
                  --------
the terms of this Agreement shall be made in legal tender of the United States.

                                   ARTICLE 4

                             CONDITIONS PRECEDENT

     SECTION 4.1. CONDITIONS PRECEDENT. The obligation of Mellon to issue the
                  --------------------
Letter of Credit is subject to the accuracy, as of the Closing Date, of the representations and warranties herein contained, to the performance by the Company of its obligations to be performed hereunder on or before the Closing Date and to the satisfaction of the following further conditions:

          (A)  FEES. On the date of execution and delivery hereof. the Company
               ----
shall pay to Mellon the Letter of Credit opening fee due pursuant to SECTION
                                                                     -------
2.2(C).
------

          (B)  DOCUMENTATION. As conditions precedent to Mellon's issuance of
               -------------
the Letter of Credit, Mellon shall have received each of the following in form and substance satisfactory to Mellon:

               (1) Executed originals of this Agreement and all documentation to be delivered in connection therewith;

               (2) Executed originals of the Consent and Agreement from the Banks, to be delivered in connection with this Agreement;

               (3) An executed Amendment to the Revolving Credit Loan Agreement and an executed Consent of Guarantors both in form and content acceptable to Mellon;

               (4)  Such financing statements as Mellon may require pursuant to
SECTION 3.3;
-----------

               (5) Certified copies of the Articles of Incorporation, the Bylaws and resolutions of the Company authorizing the obligations of the Company to Mellon hereunder and under any other agreements between the Company and
Mellon:

               (6) A certificate of an executive officer and a financial officer of the Company as of the date of execution and delivery hereof stating that (i) the representations and warranties contained in Article V are true and correct, and (ii) no Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with the giving of notice or lapse of time or both, would constitute an Event of Default;

               (7) An opinion (or opinions) of Ballard Spahr Andrews & Ingersoll and Kleinbard, Bell & Brecker, counsels to the Company, in form and substance acceptable to Mellon and its counsel;

               (8) Such other documents, certificates, approvals, assurances and opinions as are listed in the closing memorandum filed with the Trustee in connection with the issuance of the Bonds or as Mellon may reasonably request.

          (C)  OTHER DOCUMENTS. Such other documents as may be required to be
               ---------------
submitted to Mellon by the terms hereof or any of the Related Documents.

                                   ARTICLE 5

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     SECTION 5.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
                  ---------------------------------------------
represents and warrants to Mellon as follows:

          (A)  INCORPORATION OF REPRESENTATIONS AND WARRANTIES BY REFERENCE.
               ------------------------------------------------------------
Except as disclosed to Mellon in writing on or before the execution and delivery of this Agreement, the Company hereby represents and warrants to Mellon that the representations and warranties made by the Company in ARTICLE IV of the
                                                      ----------
Revolving Credit Loan Agreement and the other Related Documents are accurate on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date). Such representations and warranties, as well as the related defined terms contained therein, are hereby incorporated by reference with the same effect as if each and every such representation and warranty and defined term were set forth herein in its entirety.

          (B)  VALIDITY AND BINDING NATURE. The Company has the power to
               ---------------------------
execute, deliver and perform this Agreement and the Related Documents, and when executed and delivered, this Agreement and the other Related Documents will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms; provided, however, that this representation with respect to enforceability is limited by bankruptcy, insolvency or other laws of general application and by equitable principles relating to or affecting the enforcement of creditors' rights.

          (C)  DUE AUTHORIZATION. The execution, delivery and performance of
               -----------------
this Agreement and the Related Documents have been duly authorized by all corporate action required for the lawful creation and issuance and performance thereof and will not violate any provisions of law, any order of any court or governmental agency, the charter documents and bylaws of the Company.

          (D)  CONFLICTING INSTRUMENTS. The execution, delivery and performance
               -----------------------
of this Agreement and the Related Documents will not violate any provisions of any indenture, agreement, or other instrument to which the Company or any of the Company's properties or assets are bound, and will not be in conflict with, or result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company, other than the liens created by the Related Documents.

          (E)  AUTHORIZATIONS AND CONSENTS. No authorization, consent, approval,
               ---------------------------
license or exemption of, and no registration, qualification, designation, declaration or filing with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary to the valid execution, delivery and performance by the Company of this Agreement and the other Related Documents.

          (F)  MISREPRESENTATION. Neither this Agreement, the other Related
               -----------------
Documents, nor any other document, statement, financial statement, or other certificate furnished to Mellon or its counsel by or on behalf of the Company in connection herewith, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading and, insofar as the Company can now foresee, there is no event or condition which may in the future materially adversely affect the financial condition, operations, assets or properties of the Company which has not been set forth in this Agreement or in a document, statement, financial statement, or certificate furnished to Mellon or its counsel in connection with the transactions contemplated hereby.

     SECTION 5.2. COVENANTS OF THE COMPANY. So long as the Letter of Credit
                  ------------------------
remains outstanding or any amount is due and owing to Mellon hereunder, the Company covenants that, except to the extent Mellon shall otherwise consent in writing, each of the following covenants shall be performed and complied with by the Company as indicated:

          (A)  COMPLIANCE WITH PRIOR COVENANTS. The Company will comply with
               -------------------------------
all of its covenants and agreements as set forth in SECTIONS 5 AND 6 of the
                                                    ----------------
Revolving Credit Loan Agreement and under the other Related Document, as the same may hereafter be amended or supplemented from time to time.

          (B)  AMENDMENTS TO BOND DOCUMENTS AND OTHER AGREEMENTS. The Company
               -------------------------------------------------
will not consent to or enter into any amendment or termination of or supplement to the Bond Documents without the prior, written consent of Mellon.

          (C)  LIMITATION ON OPTIONAL OR EXTRAORDINARY CALLS. The Company will
               ---------------------------------------------
not exercise its rights under the Bond Documents to direct the Authority to call the Bonds for any optional or extraordinary redemption thereof, unless the Company first demonstrates to the reasonable satisfaction of Mellon that at the time of such redemption Mellon will be fully reimbursed for all drawings on the Letter of Credit in connection with such redemption.

          (D)  TERMINATION OF REVOLVING CREDIT LOAN AGREEMENT. The Company will
               ----------------------------------------------
not terminate the Revolving Credit Loan Agreement unless the Company complies with the requirements of SECTION 3.5 hereof regarding cash collateralization of
                         -----------
the Company's reimbursement obligations.

          (E)  FURTHER ASSURANCES. The Company will execute and deliver from
               ------------------
time to time such further instruments and take such further actions as may reasonably be required to carry out the purposes and provisions of this Agreement and to assure Mellon of the subrogation and security rights in favor of Mellon contemplated by the Trust Agreement.

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES

     SECTION 6.1. DEFAULTS. Each of the following shall constitute an event of
                  --------
default hereunder ("EVENT OF DEFAULT"):

          (A) Failure by the Company to pay (or cause to be paid) when due any payment under this Agreement as reimbursement for a drawing under the Letter of Credit or any commitment fees within five (5) day after the due date therefor;

          (B) Failure by the Company to make any other payment when it is due under this Agreement within fifteen (15) days after the due date therefor;

          (C) Failure by the Company to perform, observe or comply with any of the other terms, covenants, agreements or conditions contained in this Agreement (other than in respect of SECTIONS 6.1(A), 6.1(B), and such failure continues
                          -----------------------
uncured for a period of 20 days, provided that the Company shall have no cure period for any defaults for which there is no cure period under the Revolving Credit Loan Agreement or for defaults under SECTIONS
                                                                       --------
5.2(B) OR 5.2(C) or for defaults which are incapable of being cured);
----------------

          (D) Any of the representations or warranties of the Company set forth in this Agreement, any Related Documents or any other document furnished to Mellon pursuant to the terms hereof is incorrect in any material respect when made;

          (E) Any material provision of this Agreement shall at any time for any reason cease to be valid and binding on the Company, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company, or the Company shall deny that it has any or further liability or obligation under this Agreement;

          (F) The occurrence of an Event of Default as defined in any of the Related Documents;

          (G) The occurrence of an event of default under any other loan or credit agreement between the Company and Mellon after the expiration of any applicable grace period; or

          (H) The termination of the Revolving Credit Loan Agreement for any reason, unless the Company shall have posted and thereafter maintains with Mellon cash collateral in an amount equal to the amount available from time to time under the Letter of Credit.

     SECTION 6.2. REMEDIES. If an Event of Default under SECTION 6.1 of this
                  --------                               -----------
Agreement has occurred and is continuing uncured, Mellon may:

          (A) Notify the Trustee of such Event of Default, direct the Trustee to call the Bonds for mandatory purchase and direct the Trustee to draw on the Letter of Credit and/or to exercise remedies under the Bond Documents;

          (B) Declare the Company's obligations hereunder to be, whereupon the same shall become, immediately due and payable;

          (C) Exercise, or cause to be exercised, any and all such remedies as it may have under this Agreement, the Related Documents or any other document or at law or in equity;

          (D) Unless the Revolving Credit Loan Agreement is then outstanding and in full force and effect, require that the Company deposit with Mellon an amount equal to the face amount of the Letter of Credit plus all fees to become due and payable hereunder. Such funds will be held by Mellon as cash collateral to secure the Company's obligations to Mellon; and

          (E) Notify Banks to make a Revolving Credit Loan (as defined in the Revolving Credit Loan Agreement) to the Company under the Revolving Credit Loan Agreement as reimbursement for a drawing under the Letter of Credit.

     SECTION 6.3. WAIVERS; CONSENTS. No waiver of, or consent with respect to,
                  -----------------
any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Mellon, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     SECTION 6.4. NO WAIVER; REMEDIES CUMULATIVE. No failure on the part of
                  ------------------------------
Mellon to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; and no single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies available under any other document or at law or in equity.

     SECTION 6.5. SETOFF. Upon the occurrence and during the continuance of any
                  ------
Event of Default, Mellon is hereby authorized at any time and from time to time without notice to the Company (any such notice being expressly waived by the Company) and, to the fullest extent permitted by law, to set off and to apply any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies at any time held, and other indebtedness at any time owing by Mellon to or for the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement or any instrument delivered by the Company to Mellon in connection herewith, whether or not Mellon shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. For purposes of this section, any moneys, balances, credits or deposits made by the Company exclusively for the payment of any federal, state or local withholding taxes shall not be subject to setoff by Mellon.

                                   ARTICLE 7

                                 MISCELLANEOUS

     SECTION 7.1. NOTICES; ASSIGNMENT. All notices and other communications
                  -------------------
provided for hereunder shall be in writing and sent by United States certified or registered mail, return receipt requested, or by telegraph or private delivery service, addressed as follows:

     If to Mellon:

          Mellon Bank, N.A.
          Plymouth Meeting Executive Campus
          610 West Germantown Pike, Suite 200
          Plymouth Meeting, Pennsylvania 19462
          Attention: Middle Market Banking Department Group

    If to the Company:

          Klearfold, Inc.
          364 Valley Road
          Warrington, Pennsylvania 18976
          Attention: Chief Financial Officer

     If to the Trustee:

          Mellon Bank, N.A.
          Two Mellon Bank Center, Room 325
          Pittsburgh, PA 15259
          Attention: Corporate Trust Group

Any such notice to Mellon shall refer to this Agreement and, if appropriate, Mellon Bank, N.A. Irrevocable Letter of Credit No. S854302. Either party hereto and the Trustee may change the address to which notices to it are to be sent by written notice given to successors and assigns. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. The Company may not assign its rights under this Agreement without the prior written consent of Mellon. The Company and Mellon intend that no other person shall have any claim or interest under this Agreement or right of action hereon or hereunder.

     SECTION 7.2. SURVIVAL OF COVENANTS. All covenants made by the Company
                  ---------------------
herein and in any document delivered pursuant hereto shall survive the delivery of this Agreement and the Letter of Credit, as well as any advances under the Letter of Credit.

     SECTION 7.3. COUNTERPARTS. The execution hereof by each party hereto shall
                  ------------
constitute a contract between them for the uses and purposes herein set forth, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement.

     SECTION 7.4. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand
                  -------------------------
all reasonable costs and expenses of Mellon in connection with the preparation, execution and delivery of this Agreement, the Letter of Credit, and any other documents that may be delivered in connection with this Agreement, the Letter of Credit, or the Related Documents or any amendments thereto, including, without limitation, the reasonable fees and expenses of counsel for Mellon with respect thereto. In addition, the Company shall pay all costs and expenses, if any, of Mellon in connection with the enforcement of this Agreement, the Letter of Credit, and the Related Documents. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement, the Letter of Credit, and the Related Documents and agrees to indemnify and to hold Mellon harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees; provided Mellon promptly notifies the Company of any such taxes and fees.

     SECTION 7.5. AMENDMENTS. This Agreement may only be amended by an
                  ----------
instrument in writing executed and delivered by the Company and Mellon.

     SECTION 7.6. SEVERABILITY; INTEREST LIMITATION. If any provision hereof is
                  ---------------------------------
found by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction, it shall be ineffective as to such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision as to such jurisdiction to the extent it is not prohibited or unenforceable, nor invalidate such provision in any other jurisdiction, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of Mellon in order to effect the provisions of this Agreement. Notwithstanding anything to the contrary herein contained, the total liability of the Company for payment of interest pursuant hereto shall not exceed the maximum amount, if any, of such interest permitted by applicable law to be contracted for, charged or received, and if any payments by the Company to Mellon include interest in excess of such a maximum amount, Mellon shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to the Company; provided that, to the extent permitted by applicable law, in the event the interest is not collected, is applied to principal or is refunded pursuant to this sentence and interest thereafter payable pursuant hereto shall be less than such maximum amount, then such interest thereafter so payable shall be increased up to such maximum amount to the extent necessary to recover the amount of interest, if any, theretofore uncollected, applied to principal or refunded pursuant to this sentence. Any such application or refund shall not cure or waive any Event of Default. In determining whether or not any interest payable under this Agreement exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in this Agreement to be "interest") shall be deemed, to the extent permitted by applicable law, to be an expense, fee, premium or penalty rather than interest.

     SECTION 7.7. COMPLETE AGREEMENT. Taken together with the other instruments
                  ------------------
and documents delivered in compliance herewith, this Agreement is a complete memorandum of the agreement of the Company and Mellon. Waivers or modifications of any provision hereof must be in writing signed by the party to be charged with the effect thereof.

     SECTION 7.8. CONSENT TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.
                  ----------------------------------------------------

          (A)  JURISDICTION. The Company hereby irrevocably (i) agrees that any
               ------------
suit, action or other legal proceeding arising out of or relating to this Agreement or the Letter of Credit may be brought in any federal or state court located in Philadelphia, Pennsylvania and consents to the jurisdiction of such court in any such suit, action or proceeding and (ii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Company hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by mailing of copies of such process to the Company at its address provided in Section 7.1. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this section shall be by certified mail, return receipt requested. Nothing in this section shall affect the right of Mellon to serve legal process in any other manner permitted by law or affect the right of Mellon to bring any suit, action or proceeding against the Company or its property in the courts of any other jurisdiction.

          (B)  JURY TRIAL WAIVER. COMPANY AND MELLON WAIVE ANY RIGHT TO TRIAL
               -----------------
BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION EITHER OF THEM MAY HAVE
(A) ARISING UNDER THIS AGREEMENT OR THE BOND DOCUMENTS OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY OR MELLON WITH RESPECT TO THIS AGREEMENT OR THE BOND DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE COMPANY AND MELLON AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY AND MELLON TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE COMPANY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

          (C)  GOVERNING LAW. This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to its rules and principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

     SECTION 7.9. HEADINGS. Section headings in this Agreement are included
                  --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     SECTION 7.10. PARTICIPATION. The Letter of Credit is being issued by Mellon
                   -------------
as the "MELLON LETTER OF CREDIT" under the Revolving Credit Loan Agreement for the ratable account of the Banks, each of whom is participating in the risk of the Letter of Credit. The Company acknowledges that, for the convenience of all parties, the Company's obligations under this Agreement are and will be undertaken for the benefit of, and as an inducement to, the Banks as well as Mellon. Without limiting the foregoing, the Company acknowledges that SECTIONS
                                                                      --------
2.2, 2.4, 2.5 AND 2.6 hereof are for the benefit of the Banks as if such
---------------------
sections specifically referred to the Banks and their participations in the payment obligations of the Company and the funding obligations of Mellon, and the Company agrees to make payments required by such provisions for the account of any one or more Banks to Mellon on demand of Mellon. Upon funding of their pro-rata shares of Revolving Loans under the Revolving Credit Loan Agreement to reimburse Mellon for draws under the Letter of Credit, the Banks will be subrogated to Mellon's rights under this Agreement on a pro-rata basis.

     SECTION 7.11. SUCCESSOR BANK. Any corporation or association into which
                   --------------
Mellon may be converted or merged, or with which it or any successor to it may be consolidated, or to which corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and
                                                  ----------
become successor Mellon hereunder and vested with all of the title to the whole property hereunder and all the powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing or any instrument or any further act on the part of any of the parties hereto, anything to the contrary notwithstanding.

     IN WITNESS WHEREOF, the Company and Mellon have caused this Agreement to be duly executed and delivered.

                                   KLEARFOLD, INC.


                                   By:      /s/ Daniel F. Santry
                                       -----------------------------------------
                                                Daniel F. Santry, VP Finance
                                   Name/Title: ---------------------------------



                                   MELLON BANK, N.A.



                                   By:          [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                   Title:       VICE PRESIDENT
                                         ---------------------------------------